ETF OPPORTUNITIES TRUST

UBC ALGORITHMIC FUNDAMENTALS ETF (UBCB)

Supplement dated February 6, 2023
to the Summary Prospectus, Prospectus and Statement of Additional Information

dated November 30, 2022

The Board of Trustees (the “Board”) of ETF Opportunities Trust (the “Trust”) has approved a Plan of Dissolution (the “Plan”) for the UBC Algorithmic Fundamentals ETF (the “Fund”). Ultra Blue Capital, LLC (the “Adviser”) recommended that the Board approve the Plan due to factors such as limited asset growth opportunities for the Fund, the ongoing operational costs incurred by the Fund and the current economic environment. As a result, the Board concluded that it is in the best interests of the Fund and its shareholders to liquidate the Fund. The Fund is expected to liquidate on or about February 23, 2023 (the “Liquidation Date”).

After the close of regular trading on February 13, 2023 the Fund will no longer accept creation unit orders from authorized participants, which will also be the last day of secondary market trading of Fund shares. The Fund’s primary listing exchange is NYSE Arca, Inc. Shareholders may sell Fund shares through a broker through this date. Customary brokerage charges may apply to such transactions. From the close of business on February 13, 2023 to the Liquidation Date the Fund cannot assure you that there will be a market for your Fund shares. Any remaining shareholders on the Liquidation Date will receive a cash distribution through their broker or other applicable intermediary thereafter in an amount equal to such shareholder’s proportionate interest in the net assets of the Fund as calculated on the Liquidation Date. Your liquidating distribution, if applicable, may be an amount that is greater or less than the amount you might have received if you sold your shares through a broker prior to the Liquidation Date. While Fund shareholders remaining on the Liquidation Date will not incur transaction fees, the sale or liquidation of your shares will generally be a taxable event giving rise to a capital gain or loss depending on a shareholder’s tax basis. You should consult your tax advisor about your tax situation. Once the distributions are complete, the Fund will terminate.

Prior to the Liquidation Date, the Fund’s Adviser will be in the process of liquidation of the Fund’s portfolio, which will result in the Fund increasing its cash holdings and deviating from its investment objective and other investment policies during the period between February 13, 2023 and the Liquidation Date. The liquidation of the Fund’s portfolio may result in brokerage costs, which will be borne by the Fund and its shareholders.

If you have questions or need assistance, please contact your financial advisor directly or the Fund toll-free at 866-465-2004.

This Supplement and the existing Prospectus, Summary Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus, Summary Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 866-465-2004.